SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          January 6, 2000
                                                          ---------------



                           ON Technology Corporation
                           -------------------------
             (Exact name of registrant as specified in its charter)

Delaware                            0-26376                       04-3162846
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(State or other jurisdiction      (Commission                   (IRS Employer
of incorporation)                 File Number)               Identification No.)

     880 Winter Street Waltham, MA                                02451
     -----------------------------                                -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code   (781) 487-3300
                                                     --------------

                   One Cambridge Center, Cambridge, MA 02142
                   -----------------------------------------
         (Former name or former address, if changed since last report.)


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                            ON TECHNOLOGY CORPORATION

Item 5.  Other events

         Attached hereto is a copy of the Registrant's press release relating to the Registrant's seeking shareholder approval to sell certain assets.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ON Technology Corporation

                                       By: /s/ Herman DeLatte
                                           -------------------------------------
                                           Herman DeLatte
                                           President and Chief Executive Officer

Dated: January 18, 2000


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                                  Exhibit Index
                                  -------------

99.1 Copy of the Registrant's press release relating to the Registrant's seeking shareholder approval to sell certain assets.